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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date Of Report (Date Of Earliest Event Reported):  January 31, 2002


                            LESLIE'S POOLMART, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


          DELAWARE                             1-18741                            95-4620298
(State Or Other Jurisdiction Of         (Commission File Number)      (IRS Employer Identification No.)
        Incorporation)
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                             3925 E. Broadway Road
                            Phoenix, Arizona 85040
              (Address Of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (602) 366-3999


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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.  Other Events.
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          On January 31, 2002, a purported class action lawsuit, Soto, et. al.
v. Leslie's Poolmart, Inc., Case No. BC267376, was filed against the Company in
California Superior Court for the County of Los Angeles.  The complaint alleges failure to pay overtime wages, waiting time penalties and unfair business practices and seeks monetary and injunctive relief.  The Company was served with the lawsuit on February 8, 2002.  The Company intends to vigorously defend this lawsuit.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date:  February 27, 2002

                                             Leslie's Poolmart, Inc.

                                             By /s/ Donald J. Anderson
                                                ----------------------
                                                Donald J. Anderson
                                                Executive Vice President and
                                                Chief Financial Officer